SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported): March 17, 2005

                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)

          Texas                       0-4690                    74-2126975

(State or other jurisdiction (Commission file number)       (I.R.S. employer
 of incorporation)                                           identification no.)


                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 404-5000

Former name or former address, if changed since last report - Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



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Item 1.01   Entry into a Material Definitive Agreement.

     On March 17, 2005, a subsidiary of Financial Industries Corporation ("FIC") entered into an agreement to sell its investment in the office building project known as River Place Pointe to Aspen Growth Properties, Inc. (the "Purchaser"), an unaffiliated third party, for a cash sale price of $103 million. The project, which is owned by Investors Life Insurance Company of North America and is located in Austin, Texas, consists of seven office buildings totaling approximately 600,000 square feet, with associated parking, drives and related improvements. The land for the project was purchased by Investors Life in 1998. Construction on the first section of the project, which consists of four office buildings, an associated parking garage and related infrastructure, was completed during 2000 and 2001. The second phase of construction, which included three more office buildings, an associated parking garage and related infrastructure, was completed in 2002. Since July 2000, FIC and its insurance subsidiaries have occupied Building One in the project, consisting of approximately 76,143 square feet of office space. Approximately 66% of the space in the remaining six office buildings is currently leased to unaffiliated third-parties.

     The sale agreement provides for a customary inspection period, during which the Purchaser may terminate the agreement for any reason, or for no reason, and receive a refund of its earnest money deposit. At the end of the inspection period, the agreement is binding on both parties, with closing to occur shortly thereafter.

     The agreement provides that, at the time of closing, Investors Life will enter into a lease with the Purchaser with respect to all of the space in Building One, for a five-year term at a rate of $28.00 per square foot, which was the prevailing rental rate at the time that FIC and its subsidiaries occupied the building in July 2000. The lease will provide Investors Life with a right of cancellation of the lease at March 31, 2008.

     The Registrant estimates that, if the closing occurs, it will recognize a realized gain of approximately $8 million, before taxes, in connection with the transaction. This estimated gain is net of a reduction related to the rental rate with respect to the space in Building One to be occupied by FIC and its subsidiaries after the closing. This adjustment to the realized gain will be deferred and amortized over the portion of the lease prior to March 31, 2008, thereby reducing to a market rental rate the lease expense to be recognized in FIC's consolidated financial statements.



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     FIC anticipates  that the sale of the River Place project will enable it to diversify the investment portfolio of Investors Life, enhance liquidity and improve the rate of return on invested assets. FIC cautions, however, that there can be no assurance that the transaction will be completed.

As provided by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Financial Industries Corporation cautions that the statements in this Form 8-K, including but not limited to, statements found in
Item 1.01-"Entry into a Material Definitive Agreement" relating to the provisions of the real estate sale agreement and the conditions pertaining to the closing of the transaction, accounting effect of the transaction, and other matters that are not historical factual information are forward-looking statements that represent management's belief and assumptions based on currently available information. The information contained in this report relating to trends in the Company's operations and financial results and the contingencies and uncertainties to which the Company may be subject, as well as other statements including words such as "anticipate," "believe," "cautions", "plan," "estimate," "expect," "intend," and other similar expressions constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management's current expectations and beliefs concerning the financial results, economic conditions and are subject to known and unknown risks, uncertainties and other factors contemplated by the forward-looking statements that could cause results to differ materially from those described in the forward-looking statement. Such factors include, among other things: (1) timing and results of the described real estate transaction, the accounting treatment of the transaction, whether the closing conditions are satisfied and the closing occurs; (2) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the ability of the Company to sell its products, the market value of the Company's investments and the lapse rate and profitability of policies; (3) the Company's ability to achieve anticipated levels of operational efficiencies and cost-saving initiatives; (4) customer response to new products, distribution channels and marketing initiatives; (5) mortality, morbidity and other factors which may affect the profitability of the Company's insurance products; (6) our ability to develop and maintain effective risk management policies and procedures and to maintain adequate reserves for future policy



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benefits and claims;  (7) changes in the Federal income tax laws and regulations which may affect the relative tax advantages of some of the Company's  products;
(8)  increasing  competition  in  the  sale  of  insurance  and  annuities;  (9)
regulatory changes or actions, including those relating to regulation of insurance products and insurance companies; (10) ratings assigned to the Company's insurance subsidiaries by independent rating organizations such as A.M. Best, which the Company believes are particularly important to the sale of accumulation products; (11) the performance of our investment portfolios; (12) the effect of changes in standards of accounting; (13) the effects and results of litigation; and (14) other factors discussed in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or
should  underlying   assumptions  prove  incorrect,   actual  results  may  vary
materially from those indicated. Investors should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. There can be no assurance that other factors not currently anticipated by management will not also materially and adversely affect the Company.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        FINANCIAL INDUSTRIES CORPORATION




Date: March 23, 2005                    By:   /s/ J. Bruce Boisture
                                           ____________________________________
                                           President and Chief Executive Officer



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